Exhibit 4(e)


COMMON STOCK                                                        COMMON STOCK

NUMBER                           [LOGO]
AE10499

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INCORPORATED UNDER THE LAWS                     OF THE STATE OF MARYLAND
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                             ALLEGHENY ENERGY, INC.
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  THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.
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                                                              CUSIP 017361 10 6
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                                                                    SEE REVERSE
                                                                    FOR CERTAIN
This is to Certify that:                                            DEFINITIONS
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is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.25
                           EACH OF THE COMMON STOCK OF

Allegheny Energy, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and should be held subject to all of the provisions of the Charter (Certificate of Incorporation, recorded December 11, 1925, Articles of Amendment and Articles Supplementary thereto) of the Corporation (copies of which are on file in the office of the Transfer Agent) to all of which the holder assents by the acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



Countersigned and Registered:
    Chase Mellon Shareholder Services, L.L.C.
                                                    Transfer Agent and Registrar


Authorized Officer                  [Seal]                   Authorized Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common            UNIF GIFT MIN ACT--________  Custodian __________
                                                                  (Cust)               (Minor)
TEN ENT   --  as tenants by the entireties
JT TEN    --  as joint tenants with right
              of survivorship and not as
              tenants in common

Additional abbreviations may also be used though not in the above list. For value received ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated


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                            NOTICE:   SIGNATURE MUST CORRESPOND TO THE NAME AS
                                      WRITTEN UPON THE FACE OF THIS CERTIFICATE
                                      IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER, AND
                                      MUST BE GUARANTEED BY A BANK, BROKER OR
                                      ANY OTHER ELIGIBLE GUARANTOR INSTITUTION
                                      THAT IS AUTHORIZED TO DO SO UNDER THE
                                      SECURITIES TRANSFER AGENTS MEDALLION
                                      PROGRAM (STAMP) UNDER RULES PROMULGATED BY
                                      THE U.S. SECURITIES AND EXCHANGE
                                      COMMISSION.

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also represents and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of March 2, 2000 as such may be amended from time to time, the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances and subject to the conditions set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities and/or each and/or other securities of the Company or securities of another entity, may be exchanged for shares of Common Stock and/or other securities, and/or cash and/or other assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Affiliated Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be represented by separate certificates and may no longer be represented by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written consent therefor.